                                                                  [EXHIBIT 10.3]


                       MASTER LOAN PARTICIPATION AGREEMENT
                                   dated as of
                                 August 2, 2000
                                      among
                        The DF Participants Party Hereto,
                      The Participating Banks Party Hereto,
                                       and
                   Morgan Guaranty Trust Company of New York,
                             as Administrative Agent



                             Relating to Loans Made

                                     by the

                               Participating Banks

                                       to

                         Vlasic Foods International Inc.
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                                TABLE OF CONTENTS


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                              ARTICLE 1 DEFINITIONS


SECTION 1.01.  Definitions ........................................................     2

                          ARTICLE 2 THE PARTICIPATIONS


SECTION 2.01.  Purchase Obligations ...............................................     6
SECTION 2.02.  Notice and Funding .................................................     6
SECTION 2.03.  Participations .....................................................     8
SECTION 2.04.  Repayments of Loans and Terminations of Revolving Credit Commitments    10
SECTION 2.05.  Obligations Absolute ...............................................    11
SECTION 2.06.  Obligations Several and Not Joint ..................................    12
SECTION 2.07.  Reinstatement in Certain Circumstances .............................    12
SECTION 2.08.  Additional Conditions to Lending ...................................    13

                 ARTICLE 3 RIGHTS TO AND PRIORITIES OF PAYMENTS


SECTION 3.01.  Rights to Payments; Priority .......................................    13
SECTION 3.02.  Interest ...........................................................    14
SECTION 3.03.  Facility Fees ......................................................    14
SECTION 3.04.  Tranche B Additional Fees ..........................................    15
SECTION 3.05.  Principal ..........................................................    15
SECTION 3.06.  DF Participants' Compensation ......................................    16
SECTION 3.07.  Payments to DF Participants ........................................    16
SECTION 3.08.  Certain Other Amounts ..............................................    17
SECTION 3.09.  Indirect Recoveries, Etc ...........................................    17
SECTION 3.10.  Bankruptcy, Etc ....................................................    17

                      ARTICLE 4 AS AMONG THE PARTIES HERETO


SECTION 4.01.  Non-reliance .......................................................    18
SECTION 4.02.  No Duties ..........................................................    18
SECTION 4.03.  Nature of Arrangements .............................................    19
SECTION 4.04.  Certain Actions ....................................................    20
SECTION 4.05.  Assignment Upon Bank Payout ........................................    21
SECTION 4.06.  Participating Bank Assignments, Etc ................................    21
SECTION 4.07.  Administrative Agent ...............................................    22
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                              ARTICLE 5 VOTING, ETC


SECTION 5.01.  Voting Matters .....................................................    22
SECTION 5.02.  Maximum Amount; Extension of Waiver Expiry Date ....................    23
SECTION 5.03.  Principal Amount ...................................................    23
SECTION 5.04.  Unrestricted Voting ................................................    23
SECTION 5.05.  Collateral Proceeds ................................................    24

         ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF THE DF PARTICIPANTS


SECTION 6.01.  Purchase for Investment ............................................    24
SECTION 6.02.  This Agreement, Etc ................................................    24
SECTION 6.03.  Suitability of Investment ..........................................    25
SECTION 6.04.  Familiarity with the Company .......................................    25
SECTION 6.05.  Withholding Taxes ..................................................    25

                             ARTICLE 7 MISCELLANEOUS


SECTION 7.01.  Notices ............................................................    25
SECTION 7.02.  Descriptive Headings ...............................................    26
SECTION 7.03.  Specific Performance ...............................................    26
SECTION 7.04.  GOVERNING LAW ......................................................    26
SECTION 7.05.  Counterparts; Effectiveness ........................................    27
SECTION 7.06.  Severability .......................................................    27
SECTION 7.07.  Entire Agreement ...................................................    27
SECTION 7.08.  Amendment and Waiver ...............................................    27
SECTION 7.09.  No Third Party Beneficiaries .......................................    28
SECTION 7.10.  Binding Effect .....................................................    28
SECTION 7.11.  No Partnership .....................................................    29
SECTION 7.12.  Shareholder Capacity ...............................................    29
SECTION 7.13.  Termination; Certain Notices .......................................    29
SECTION 7.14.  Waiver of Jury Trial ...............................................    29
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                       MASTER LOAN PARTICIPATION AGREEMENT


         AGREEMENT dated as of August 2, 2000 among the DF PARTICIPANTS listed on the signature pages hereof, the PARTICIPATING BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent under the Credit Agreement referred to below (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

                  WHEREAS, Vlasic Foods International Inc. (the "COMPANY"), the Participating Banks, The Chase Manhattan Bank, as Syndication Agent (the "SYNDICATION AGENT"), and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of September 30, 1998 (as amended to the date hereof and from time to time hereafter, the "CREDIT AGREEMENT");

                  WHEREAS, at the Company's request the Participating Banks have waived certain defaults by the Company under the Credit Agreement and have also made certain amendments to the Credit Agreement, all as set forth in Amendment No. 2 and Waiver No. 5 dated as of June 28, 2000 under the Credit Agreement ("WAIVER NO. 5");

                  WHEREAS, pursuant to Waiver No. 5, the Participating Banks also agreed, subject to the conditions set forth therein, to permit the Company to borrow additional Revolving Loans in excess of the aggregate principal amount of Revolving Loans outstanding under the Credit Agreement on the date of Waiver No. 5 up to an aggregate principal amount of $35,000,000;

                  WHEREAS, it is a condition precedent to the ability of the Company to borrow such additional Revolving Loans that the DF Participants enter into this Agreement, pursuant to which they will fund a portion of such additional Revolving Loans, if any, pursuant to the terms set forth herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1. Definitions. Terms used herein and not otherwise defined herein that are defined in Waiver No. 5 have the meanings assigned to them in Waiver No. 5 and terms used herein and not otherwise defined herein or in Waiver No. 5 that are defined in the Credit Agreement have the meanings assigned to them in the Credit Agreement. References to the masculine gender include the feminine gender as appropriate. The following additional terms, as used herein, have the following respective meanings:

         "ADDITIONAL FEES PAYMENT DATE" means any date upon which the Administrative Agent receives from the Company or otherwise realizes funds to be applied in respect of Tranche B Additional Fees owing pursuant to the Credit Agreement.

         "AGGREGATE PARTICIPATED AMOUNT" means, at any date, the aggregate Participated Amounts of all the DF Participants on such date.

         "BANK DEBT" means (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company (or that would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not allowed or allowable as a claim in any such proceeding) on all Loans outstanding from time to time under the Credit Agreement and (b) all other amounts now or hereafter payable by the Company to any Lender Party under the Credit Agreement or under any other Financing Document.

         "BANK PAYOUT" occurs when no Bank Debt other than a principal amount of the Revolving Loans equal to the Aggregate Participated Amount (and any interest and Facility Fees attributable thereto) remains unpaid and the Revolving Credit Commitments have been either terminated or reduced to an amount not exceeding the Aggregate Participated Amount on such date (determined after giving effect to any repayment of New Revolving Loans made on such date and any related payment to the DF Participants pursuant to Section 3.05).

         "BASE REVOLVING LOANS" means at any date Revolving Loans that were outstanding on the Participation Effective Date or that were made thereafter but did not constitute New Revolving Loans.

         "BASE TRUE-UP AMOUNT" means on any date the amount, if any, by which the Borrowing Limit on such date exceeds the outstanding principal amount of Base Revolving Loans on such date.

         "BORROWING LIMIT" has the meaning set forth in the Credit Agreement, provided that if on any day on which an amount of additional Revolving Loans are made the Base True-up Amount, determined before giving effect to such Revolving Loans, is zero, but such amount of Revolving Loans (or a portion thereof, such amount in any case being referred to as the "ADDITIONAL PERMITTED AMOUNT") are not New Revolving Loans because of the proviso to the definition of New Revolving Loans (a circumstance that could occur only if, pursuant to Section 3(b) of Waiver No. 5, the Required Banks subsequently permitted the Company to make a Borrowing of Revolving Loans that would result in the aggregate outstanding principal amount of Revolving Loans exceeding the sum of the Borrowing Limit on such day (as so defined in the Credit Agreement) plus $35,000,000), then for purposes of all calculations and determinations hereunder, the Borrowing Limit shall be increased by the Additional Permitted Amount and that portion of such Revolving Loans shall be Base Revolving Loans.

         "COLLATERAL" has the meaning set forth in the Security Agreement.

         "DF ESCROW AGENT" means Wells Fargo Bank Minnesota, National Association ("WELLS FARGO"), as the DF Escrow Agent (or its successor as such) pursuant to the Escrow Agreement.

         "DF ESCROW AGREEMENT" means the Escrow Agreement dated as of August 2, 2000 among the DF Participants, Wells Fargo, as the DF Escrow Agent, the Company and certain of its Subsidiaries and the Administrative Agent, as such agreement may be amended from time to time.

         "DF INTEREST AMOUNT" means, with respect to any Interest Payment Date, the aggregate amount of interest being paid by the Company on such date that is allocable to the Aggregate Participated Amount as determined pursuant to Section 2.03(e).

         "DF PARTICIPANT" means each individual listed on the signature pages hereof and identified as such, acting severally in accordance with his Percentage Share and not jointly, and his heirs, legal representatives, successors and permitted assigns.

         "DF PARTICIPANT EXPOSURE" means, with respect to each DF Participant, his Percentage Share of $17,500,000.

         "DF PARTICIPANT COMPENSATION LETTER" has the meaning set forth in
Section 3.06.

         "FACILITY FEE PAYMENT DATE" means any date upon which the Administrative Agent receives from the Company or otherwise realizes funds to be applied in respect of Facility Fees owing pursuant to the Credit Agreement.

         "INTEREST PAYMENT DATE" means any date upon which the Administrative Agent receives from the Company or otherwise realizes funds to be applied in respect of interest due on the Loans.

         "LENDER PARTY" means each Participating Bank and the Administrative Agent.

         "MAJORITY DF PARTICIPANTS" means at any time at least eight out of the nine DF Participants at such time.

         "MAJORITY PARTICIPATING BANKS" means at any time Participating Banks having more than 50% of the aggregate Credit Exposures of the Participating Banks at such time.

         "NEW REVOLVING LOANS" means, with respect to any date on which the Company is making a Borrowing of Revolving Loans, an amount of such Revolving Loans equal to the amount by which the amount of such Borrowing exceeds the Base True-up Amount on such date, provided that the aggregate amount of New Revolving Loans may not exceed $35,000,000.

         "NEW TRUE-UP AMOUNT" has the meaning set forth in the definition of "Purchase Price."

         "PARTICIPATED AMOUNT" means, with respect to any DF Participant at any date, the aggregate outstanding amount of Participations held on such date by such DF Participant.

         "PARTICIPATING BANKS" means the banks listed on the signature pages hereto and identified as such, and their successors and assigns (including any Assignee as contemplated by Section 4.06).

         "PARTICIPATION" means, with respect to any DF Participant on any date, a participation in the New Revolving Loans of the Participating Banks purchased by such DF Participant on such date pursuant to Section 2.01 (subject to re-allocation pursuant to Section 2.03(b)).

         "PARTICIPATION EFFECTIVE DATE" means the date that this Master Participation Agreement becomes effective as provided in Section 7.05.

         "PARTICIPATION TERMINATION DATE" has the meaning set forth in Section 2.01(b).

         "PERCENTAGE SHARE" means, with respect to each DF Participant, the percentage set forth opposite his name on the signature pages hereto.

         "PRINCIPAL PAYMENT DATE" means any date upon which the Administrative Agent receives from the Company or otherwise realizes funds to be applied in respect of principal due on the Loans.

         "PROCEEDS REPAYMENT" means a repayment of Loans by the Company pursuant to Section 2.12 of the Credit Agreement.

         "PURCHASE DATE" means any date upon which a Borrowing requested by the Company in a Notice of Committed Borrowing, all or any portion of which will constitute New Revolving Loans, is to be made.

         "PURCHASE PRICE" means, with respect to any New Revolving Loans to be made on any Purchase Date, an amount equal to 50% of that portion, if any, of the requested Borrowing of Loans set forth in the related Notice of Committed Borrowing that will constitute New Revolving Loans as is specified by the Administrative Agent pursuant to Section 2.02(a), provided that if the Aggregate Participated Amount on such Purchase Date is more than 50% of the outstanding principal amount of New Revolving Loans (determined in each case without giving effect to the requested Borrowing and any related purchase of Participations, the amount of such excess being referred to as the "New True-up Amount"), such Purchase Price shall be either such lesser amount as will, after giving effect to such Borrowing and purchase, result in the Aggregate Participated Amount equaling 50% of the outstanding principal amount of New Revolving Loans or, if an amount equal to double the New True-up Amount equals or exceeds the amount of the requested Borrowing that constitutes New Revolving Loans, zero.

         "SPECIFIED EVENT OF DEFAULT" means an Event of Default described in clause (a), (e) or (f) of Section 6.01 of the Credit Agreement.

         "SUBSIDIARY GUARANTOR" means each Subsidiary that is a party to the Subsidiary Guaranty Agreement.

         "WORKING CAPITAL REPAYMENT" means a repayment of Loans by the Company pursuant to Section 2.11 of the Credit Agreement or Section 3(d) of Waiver No. 5.

                                    ARTICLE 2

                               THE PARTICIPATIONS

         SECTION 2.1. Purchase Obligations. (a) Subject to the terms and conditions set forth herein, each DF Participant agrees that on each Purchase Date such DF Participant shall purchase from the Participating Banks, pro rata in proportion to the Revolving Credit Commitments of the Participating Banks and without recourse to the Participating Banks (but without prejudice to the rights of the DF Participants hereunder), undivided participations in the New Revolving Loans of the Participating Banks (subject to Section 2.03(b)) in an aggregate amount equal to his Percentage Share of the Purchase Price of the New Revolving Loans being made on such Purchase Date, provided that no DF Participant shall be required to purchase any Participation on any Purchase Date (1) to the extent that, after giving effect thereto and such New Revolving Loans, (i) his Participated Amount would exceed his DF Participant Exposure, (i) the Aggregate Participated Amount would exceed 50% of the outstanding principal amount of New Revolving Loans or (iii) the aggregate amount of all Participations being purchased on such Purchase Date would exceed 50% of the New Revolving Loans being made on such date or (2) if the Company has violated Section 7(c) of the Escrow Agreement and the Participating Banks have waived the provisions of
Section 2.08 without the consent of the Majority DF Participants. Also, no DF Participant shall be obligated to make any purchase of a Participation in respect of any amount of Revolving Loans made on any date to the extent that, after giving effect to such Revolving Loans, the aggregate principal amount of outstanding Revolving Loans would (i) exceed the sum of $35,000,000 plus the Borrowing Limit on such date or (ii) be equal to or less than the Borrowing Limit on such date, provided that all such Revolving Loans shall be entitled to the benefits of the priorities of payment and other provisions set forth in
Article 3.

         (b) The obligations of the DF Participants to purchase Participations pursuant hereto shall automatically terminate upon the earlier to occur of (i) the Termination Date and (ii) the termination of the Revolving Credit Commitments (such earlier date being the "Participation Termination Date").

         (c) Each Participating Bank agrees to, and hereby does, sell Participations in its Loans to the DF Participants as provided herein.

         SECTION 2.2. Notice and Funding. (a) Upon receipt of any Notice of Committed Borrowing, the Administrative Agent will determine whether all or any portion of such Borrowing will constitute New Revolving Loans, and, if so, the Administrative Agent shall, using a form of notice substantially in the form of Exhibit A to the DF Escrow Agreement, promptly notify the DF Escrow Agent of the contents of such Notice of Borrowing (but not earlier than concurrently with notifying the Participating Banks of such Notice of Borrowing pursuant to
Section 2.04(a) of the Credit Agreement), setting forth in such notice the date of such Borrowing, the amount of such Borrowing that will constitute New Revolving Loans and the Purchase Price, if any, payable by the DF Participants in respect thereof. Each DF Participant hereby confirms his irrevocable and unconditional authorization and instruction to the DF Escrow Agent, upon receipt of any such notice and without the requirement of any notice to or action by such DF Participant, to make available to the Administrative Agent, at its address referred to in Section 7.01, in Federal or other funds immediately available in New York City, from his funds held in the DF Escrow Account, an amount equal to his Percentage Share of such Purchase Price, as provided in the Escrow Agreement. The Administrative Agent undertakes to telephone the DF Escrow Agent (at the telephone number for it provided pursuant to Section 7.01) promptly after sending any notice, advising it that such a notice has been sent, but any failure or delay in doing so, or inability to reach an appropriate individual at the DF Escrow Agent, shall not excuse the obligations of the DF Participants or affect the right of the Administrative Agent to receive such Purchase Price from the DF Escrow Account as contemplated hereby pursuant to the DF Escrow Agreement.

         (b) Pursuant to Section 3(c) of Waiver No. 5, the Banks are not obligated to make any New Revolving Loans unless the Administrative Agent has actually received the portion thereof, if any, to be funded by the DF Participants pursuant to this Agreement. The Administrative Agent shall, when notifying each Participating Bank of a Notice of Committed Borrowing pursuant to
Section 2.04(a) of the Credit Agreement, indicate the portion thereof, if any, that will constitute Base Revolving Loans and the portion thereof, if any, that will constitute New Revolving Loans and, in the case of any New Revolving Loans, the Purchase Price, if any, payable in respect thereof and, if any Purchase Price is payable, both the amount of such Bank's share of such Borrowing without regard to this Agreement (its "Facility Commitment Amount") and its share net of the aggregate Participations in any such New Revolving Loan to be made by it to be purchased by the DF Participants (its "Funding Commitment (Net) Amount"). Notwithstanding the provisions of Section 2.04(b) of the Credit Agreement, on any Purchase Date on which any New Revolving Loans are to be made each Participating Bank shall make available to the Administrative Agent only its Funding Commitment (Net) Amount and the Administrative Agent is authorized and directed, subject to the provisions of the last sentence of Section 2.04(b) of


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the Credit Agreement, to make such Bank's share of funds representing the
Purchase Price of such Participations available to the Company on its behalf, provided that the Administrative Agent agrees for the benefit of the DF Participants that it shall not make available to the Company any funds representing the Purchase Price of any Participations unless it makes such funds available to the Company together with an amount equal to the aggregate related Funding Commitment (Net) Amounts of the Participating Banks. The Company acknowledges and agrees to the foregoing.

         Concurrently with sending each Participating Bank notice pursuant to
Section 2.07(g) of the Credit Agreement of any interest rate determined with respect to New Revolving Loans, the Administrative Agent shall send each DF Participant a copy of such notice.

         (c) If on any Purchase Date the Administrative Agent, for any reason, does not make the requested Borrowing available to the Company, the Administrative Agent shall promptly (and in any event by the next succeeding Domestic Business Day) make available to the DF Escrow Agent, at its address referred to in Section 7.01, in Federal or other funds immediately available in New York City, an amount equal to any Purchase Price paid to the Administrative Agent in respect of such Borrowing, and concurrently shall notify the DF Escrow Agent that it is doing so. The Administrative Agent shall have no liability to the DF Escrow Agent or any DF Participant for any interest on or other investment earnings with respect to any such funds.

         (d) Each DF Participant has, on or before the Participation Effective Date, paid to the DF Escrow Agent for deposit in the DF Escrow Account, in immediately available funds, an amount equal to his DF Participant Exposure. Each DF Participant agrees that so long as the Revolving Credit Commitments are in effect, he will maintain on deposit in the DF Escrow Account an amount equal to his DF Participant Exposure less his Participated Amount, and will neither request nor accept withdrawal of any of his funds on deposit in the DF Escrow Account if such withdrawal would violate the foregoing covenant, but if the Participation Termination Date occurs, any funds of a DF Participant on deposit in the DF Escrow Account may be returned to him. The Administrative Agent agrees to give prompt notice to the DF Escrow Agent and the DF Participants of the occurrence of the Participation Termination Date.

         SECTION 2.3. Participations. (a) Upon the making of any New Revolving Loans to the Company, each DF Participant, subject to the payment of his Percentage Share of the related Purchase Price, shall acquire and own an undivided participating interest in the New Revolving Loans of the Participating Banks in an amount equal to his Percentage Share of such Purchase Price, allocated among the Participating Banks pro rata in proportion to their Revolving Credit Commitments. The Participated Amount of each DF Participant is, however, subject to re-allocation among the Participating Banks as provided in
Section 2.03(b).

         (b) If on any date a Specified Event of Default occurs or the Participation Termination Date occurs, then on such date the Participated Amount of each DF Participant shall, automatically and without the requirement of any action on the part of such DF Participant, the Administrative Agent or any Participating Bank, be re-constituted as an undivided participating interest in all Loans of the Participating Banks, allocated among the Participating Banks pro rata in proportion to their Credit Exposures on such date.

         (c) The rights of each DF Participant to receive payments from the Participating Banks in respect of his Participated Amount are subject to the priorities of payment and other provisions set forth in Article 3.

         (d) If the Participation Termination Date occurs, no credit to or other adjustment in the Aggregate Participated Amount shall be made regardless of whether at such time the Aggregate Participated Amount exceeds 50% of the aggregate outstanding New Revolving Loans.

         (e) The Administrative Agent shall maintain records indicating:

                  (i) as to each DF Participant, the date and amount of each Participation purchased by it, the Group of New Revolving Loans in which such Participation was purchased, its Participated Amount and the portion thereof attributable to each Participating Bank and the date and amount of each payment of principal of and interest on the Loans, Facility Fees and Tranche B Additional Fees paid or payable to him; and

                  (ii) as to each Participating Bank, the aggregate amount of Participations purchased from it and the portion thereof attributable to each DF Participant; and

                  (iii) as to any funds deposited in a Collateral Account pursuant to Article 3, the nature and amount of each such deposit.

         On each Interest Payment Date, the Administrative Agent shall determine the aggregate amount of interest being paid by the Company on account of each outstanding Group of Loans and, based upon the foregoing records, calculate the aggregate amount of such interest allocable to the Aggregate Participated Amount, if any, attributable to such Group of Loans (which shall be a fraction, the numerator of which is such attributed Aggregate Participated Amount and the denominator of which is the aggregate outstanding principal amount of such Group of Loans).

         On each Facility Fee Payment Date and Additional Fees Payment Date, the Administrative Agent shall, based on the foregoing records, calculate the aggregate amount of Facility Fees or Tranche B Additional Fees, as the case may be, payable on such date to the DF Participants as provided in Section 3.03(a) (assuming for this purpose no Event of Default has occurred or is continuing) or
Section 3.04, as the case may be.

         On each Principal Payment Date, the Administrative Agent shall, based on the foregoing records, calculate the aggregate amount of principal of the Loans payable on such date to the DF Participants as provided in Section 3.05.

         The Administrative Agent agrees that it will promptly make available to any DF Participant or Participating Bank such copies of or other extracts from its records relating to the Participations as such DF Participant or Participating Bank shall reasonably request.

         SECTION 2.4. Repayments of Loans and Terminations of Revolving Credit Commitments. Each Participating Bank and the Company agrees that, in order to give effect to this Agreement, the provisions of Article 2 of the Credit Agreement (including, without limitation, Sections 2.12(f) and 2.12(i)) and
Section 3 of Waiver No. 5 are modified as follows.

         (a) If on any date after the Participation Effective Date the Company makes a Working Capital Repayment, such Repayment shall be applied, first, to repay any outstanding Base Revolving Loans, second, to repay any outstanding New Revolving Loans in an amount by which such outstanding amount exceeds the Aggregate Participated Amount on such date, third, to repay any outstanding Term Loans, and, fourth, to repay any New Revolving Loans remaining outstanding on such date after application pursuant to subclause second.

         (b) If on any date the Company makes a Working Capital Repayment and any portion of such Repayment is applied pursuant to subclause (a) fourth above, then the Revolving Credit Commitments shall automatically be reduced on such date to an amount equal to the outstanding Aggregate Participated Amount on such date (determined after giving effect to such application, including any related payments made to the DF Participants pursuant to Section 3.05).

         (c) If on any date the Company makes a Proceeds Repayment and any Term Loans are outstanding, such Repayment shall be applied, first, to repay any outstanding Base Revolving Loans (and the Revolving Credit Commitments shall be ratably reduced by an amount equal to such repayment) and, second, to repay outstanding Term Loans (and, if the Revolving Credit Commitments on such date, after giving effect to any reduction on such date pursuant to subclause (c) first, exceed $35,000,000, the Revolving Credit Commitments shall be ratably reduced by the amount of such payment (but not, pursuant to this subclause second, to less than $35,000,000), provided that if, after giving effect to these subclauses first and second any portion of such Repayment remains un-applied, the following clause (d) shall apply.

         (d) If on any date the Company makes a Proceeds Repayment and no Term Loans are outstanding (including any date upon which the Term Loans have been repaid in full pursuant to the preceding clause (c)), such Repayment (or the remaining portion thereof after application pursuant to the preceding clause
(c)) shall be applied to repay outstanding New Revolving Loans, and the Revolving Credit Commitments shall automatically be reduced on such date to an amount equal to the outstanding Aggregate Participated Amount on such date (determined after giving effect to such application, including any related payments made to the DF Participants pursuant to Section 3.05).

         (e) If on any date after the Participation Effective Date the Company makes a Borrowing of Revolving Loans and there is a Base True-up Amount on such date (determined before giving effect to such Borrowing), then a portion of such Borrowing equal to the Base True-up Amount shall be made as additional Base Revolving Loans (as to which the DF Participants shall have no funding obligation) and only the excess, if any, over such portion shall constitute New Revolving Loans.

         (f) Since Working Capital Repayments will be applied first to repay outstanding Base Revolving Loans even if New Revolving Loans have been made and remain outstanding (rather than, as contemplated by Section 3(c) of Waiver No. 5, being applied to New Revolving Loans), for purposes of Section 3(a) of Waiver No. 5 New Revolving Loans shall be disregarded when determining whether any Borrowing would cause the principal amount of outstanding Revolving Loans to exceed the Borrowing Limit.

         SECTION 2.5. Obligations Absolute. Subject to Sections 2.01(a) and (b), the obligations of each DF Participant to purchase Participations pursuant to
Section 2.01(a) is absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company or any Subsidiary Guarantor under the Credit Agreement, Waiver No. 5 or any other Financing Document, by operation of law or otherwise; (ii) any modification or amendment of or supplement to the Credit Agreement, Waiver No. 5 or any other Financing Document; (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Company or any Subsidiary Guarantor under the Credit Agreement, Waiver No. 5 or any other Financing Document; (iv) any change in the corporate existence, structure or ownership of the Company or any Subsidiary Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any Subsidiary Guarantor or any of its assets or any resulting release or discharge of any obligation of the Company or any Subsidiary Guarantor contained in the Credit Agreement, Waiver No. 5 or any other Financing Document; (v) the existence of any claim, set-off or other rights which any DF Participant may have at any time against the Company, any Subsidiary Guarantor, the Administrative Agent, any Participating Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (vi) any invalidity or unenforceability relating to or against the Company or any Subsidiary Guarantor for any reason of the Credit Agreement, Waiver No. 5 or any other Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company or any Subsidiary Guarantor of the principal of or interest on any Loan or any other amount payable by the Company or any Subsidiary Guarantor under the Credit Agreement, Waiver No. 5 or any other Financing Document; (vii) any other act or omission to act or delay of any kind by the Company, any Subsidiary Guarantor, the Administrative Agent, any Participating Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of such DF Participant's obligations hereunder; (viii) the occurrence or continuance of a Default under the Credit Agreement; (ix) any adverse change in the condition (financial or otherwise) of the Company or any other Person; or (x) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing, provided that the provisions of this Section 2.05 do not constitute a waiver of the rights of the DF Participants under Article 5.

         SECTION 2.6. Obligations Several and Not Joint. The obligations of each DF Participant hereunder are several and not joint, provided that the failure by any DF Participant to fund its purchase of any Participation hereunder in accordance with the terms hereof shall constitute a breach of this Agreement, which breach shall not excuse any other DF Participant from its obligations hereunder but as provided in Section 3(c) of Waiver No. 5 the Banks are not obligated to make any portion of any Borrowing of New Revolving Loans available to the Company unless the Administrative Agent has received the entire Purchase Price applicable thereto (but in the Banks' discretion may do so).

         SECTION 2.7. Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest on any Loan or any other amount payable by the Company under the Credit Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, (i) the respective positions of the Participating Banks and the DF Participants hereunder shall be reinstated as though such payment had been due but not made at such time and (ii) each DF Participant will remit to the Administrative Agent for the account of the Participating Banks any portion of any payment remitted to such DF Participant by the Administrative Agent for the account of the Participating Banks that, assuming such payment by the Company under the Credit Agreement had not been made to the Participating Banks, would not have been so payable to the DF Participants, together with an allocable portion of any interest payable by such Participating Bank in respect thereof, in any instance promptly after notice from the Administrative Agent setting forth the calculation of such amount in reasonable detail.

         SECTION 2.8. Additional Conditions to Lending. Pursuant to Section 7(c) of the DF Escrow Agreement, the Company has agreed for the benefit of the DF Participants that it will not create, or permit any Subsidiary to create, any lien on any of its or their property or assets securing any obligation (other than the Company's obligations under the DF Participant Fee Letter) that would be permitted pursuant to Section 4.12 of the Indenture only in reliance upon clause (m) of the definition of "Permitted Liens" in the Indenture. The Company hereby agrees that, in addition to the requirements of Section 3.03 of the Credit Agreement and Section 3 of Waiver No. 5, the Participating Banks shall have no obligation to fund any Borrowing of Revolving Loans if the Company has violated such agreement. The Participating Banks hereby agree, for the benefit of the DF Participants, that, the provisions of Articles 4 and 5 hereof to the contrary notwithstanding, they will not waive the foregoing condition without in any instance the prior consent of the Majority DF Participants.

                                    ARTICLE 3

                      RIGHTS TO AND PRIORITIES OF PAYMENTS

         SECTION 3.1. Rights to Payments; Priority. No DF Participant shall have the right to receive any payments from the Participating Banks with respect to its Participations except as set forth in this Article 3, it being acknowledged and agreed by the DF Participants that their right to payment in respect of their Participations is, as between them and the Participating Banks, junior in rank and priority to the extent and on the terms provided herein to the right of the Participating Banks to receive payment in full of the principal of and interest on their Loans and all other amounts payable to them by the Company pursuant to the Credit Agreement and the other Financing Documents. The priorities of payment set forth in this Article 3 are, however, subject to any provision made pursuant to clause (a) of Section 5.03.

         SECTION 3.2. Interest. (a) On each Interest Payment Date, other than an Interest Payment Date upon which an Event of Default has occurred or is continuing, the Administrative Agent shall, from funds actually received by it and on behalf of the Participating Banks, pay to the DF Participants, in the same funds or form as received by it, the applicable DF Interest Amount and, promptly thereafter, shall deliver (i) to the DF Participants, a notice setting forth in reasonable detail the calculation of such payment, including the amount allocable to each DF Participant, and (ii) to the Participating Banks, a notice setting forth in reasonable detail the calculation of such payment and, for each of them, its allocable portion of (1) such interest payment before deducting any DF Interest Amount, (2) such DF Interest Amount and (3) such interest payment net of such DF Interest Amount.

         (b) If on any Interest Payment Date an Event of Default has occurred or is continuing, the Administrative Agent shall not make any payment of the applicable DF Interest Amount to the DF Participants (but shall still prepare and deliver to the DF Participants and the Participating Banks notices with comparable calculations as required by Section 3.02(a)), and instead shall, from funds actually received by it that would otherwise constitute the applicable DF Interest Amount (after applying such funds to any Bank Debt that is due and unpaid), transfer to the Collateral Agent for deposit in a Collateral Account an amount equal to the applicable DF Interest Amount (net of any such application). Such funds shall be held in a Collateral Account until either (i) no Event of Default any longer exists or Bank Payout has occurred, in which case the Administrative Agent shall instruct the Collateral Agent to pay such funds to the DF Participants, or (ii) a Specified Event of Default occurs, in which case the Administrative Agent shall instruct the Collateral Agent to pay such funds to the Participating Banks for application in the same order of priorities as is set forth in Section 14 of the Security Agreement.

         SECTION 3.3. Facility Fees. (a) On each Facility Fee Payment Date, other than a Facility Fee Payment Date upon which an Event of Default has occurred or is continuing, the Administrative Agent shall, from funds actually received by it and on behalf of the Participating Banks, pay to the DF Participants, in the same funds or form as received by it, an amount (the "DF Participant Facility Fee") equal to a fraction of the total Facility Fees paid on such date, the numerator of which is the aggregate DF Participant Exposures and the denominator of which is the aggregate Credit Exposures of the Participating

Banks (provided that, in the case of the first Facility Fee Payment Date, the amount payable to the DF Participants shall be a further fraction of the amount so determined, the numerator of which is the number of days on and after the effective date of this Agreement that fall within the period for which such Facility Fees are being paid and the denominator of which is the total number of days in such period), and concurrently shall deliver to the DF Participants and the Participating Banks a notice setting forth in reasonable detail the calculation of such payments.

         (b) If on any Facility Fee Payment Date an Event of Default has occurred or is continuing, the Administrative Agent shall not make any payment on account of Facility Fees to the DF Participants (but shall still prepare and deliver to the DF Participants and the Participating Banks notices with comparable calculations as required by Section 3.03(a)), and instead shall, from funds actually received by it that would otherwise constitute the applicable DF Participant Facility Fee (after applying such funds to any Bank Debt that is due and unpaid), transfer to the Collateral Agent for deposit in a Collateral Account an amount equal to the applicable DF Participant Facility Fee (net of any such application). Such funds shall be held in a Collateral Account until either (i) no Event of Default any longer exists or Bank Payout has occurred, in which case the Administrative Agent shall instruct the Collateral Agent to pay such funds to the DF Participants, or (ii) a Specified Event of Default occurs, in which case the Administrative Agent shall instruct the Collateral Agent to pay such funds to the Participating Banks for application in the same order of priorities as is set forth in Section 14 of the Security Agreement.

         SECTION 3.4. Tranche B Additional Fees. On each Additional Fees Payment Date, the Administrative Agent shall, from funds actually received by it and on behalf of the Participating Banks, pay to the DF Participants, in the same funds or form as received by it, a portion of the total Tranche B Additional Fees received equal to the fraction 17.5/325, and concurrently shall deliver to the DF Participants and the Participating Banks a notice setting forth in reasonable detail the calculation of such payments.

         SECTION 3.5. Principal. Until Bank Payout has occurred, no DF Participant shall be entitled to receive any payment in respect of amounts the Administrative Agent receives from the Company or otherwise realizes on account of the principal of the Loans, and on each Principal Payment Date all such amounts shall be paid by the Administrative Agent to the Participating Banks, allocated to each Bank on the basis of the Loans to which such principal relates as provided in the Financing Documents (as modified by Section 2.04). If after Bank Payout has occurred the Administrative Agent shall receive from the Company or otherwise realize any funds on account of the principal of the Loans, the Administrative Agent shall on any such Principal Payment Date, from such funds and on behalf of the Participating Banks, pay to the DF Participants, in the same funds or form as received by it, the amount of such funds. On each date on which the Administrative Agent makes any payments of principal pursuant to this Section 3.05, it concurrently shall deliver to the DF Participants and, unless Bank Payout has occurred, the Participating Banks a notice setting forth in reasonable detail the calculation of such payments.

         SECTION 3.6. DF Participants' Compensation. In connection with the DF Participants entering into this Agreement, the Company has agreed to make certain payments to the DF Participants in consideration for their commitments to purchase Participations hereunder, as set forth in the Company's letter to the DF Participants dated July 24, 2000 (the "DF Participant Compensation Letter"). The Company has, pursuant to Section 2.20(c) of the Credit Agreement, provided for the amounts payable by it under the DF Participant Compensation Letter to be Secured Obligations and Guaranteed Obligations, but on a basis junior to the Secured Obligations of the Banks and the Agents and the Company and its Subsidiaries have also, independent of the Company doing so and in order to assure such obligations being secured as intended, granted to the DF Participants a security interest in the assets comprising the Collateral to secure such amounts, but also on a basis junior to the Secured Obligations of the Banks and the Agents. The Participating Banks confirm their consent to the foregoing. Each DF Participant hereby acknowledges and agrees that no amount owing by the Company to it under the DF Participant Compensation Letter shall be payable until after Bank Payout has occurred and that any security interest in assets of the Company or any of its Subsidiaries securing such amounts are junior and subordinate in priority to the Secured Obligations of the Banks and the Agents, whether now or hereafter existing, and further agrees that if the Administrative Agent, in its capacity as Collateral Agent, should receive or otherwise realize any funds constituting proceeds of the Collateral that are in respect of amounts payable under the DF Participant Compensation Letter, all such funds shall be applied pursuant to Section 14 of the Security Agreement giving effect to the priority rights of the Participating Banks to such funds as provided herein.

         SECTION 3.7. Payments to DF Participants. Whenever in this Article 3 or elsewhere in this Agreement reference is made to the Administrative Agent making a payment to the DF Participants, the Administrative Agent shall (and each DF Participant expressly confirms and agrees that the Administrative Agent shall) pay to each DF Participant, pursuant to his payment instructions as set forth in
Schedule I to this Agreement (which payment instructions each DF Participant may from time to time change by notice to the Administrative Agent, any such change not to be effective until the first Domestic Business Day after actual receipt of notice by the Administrative Agent), his Percentage Share of the aggregate amount in question, without regard to any notice or demand to the contrary from any other DF Participant or any other Person, and shall have no duty to inquire as to the application by any DF Participant of any amount distributed to him.

         SECTION 3.8. Certain Other Amounts. Pursuant to Section 9.06(b) of the Credit Agreement, the Participating Banks hereby provide that each DF Participant shall be entitled to the benefits of Article 8 and Sections 2.14 and
2.16 of the Credit Agreement with respect to its Participated Amount to the fullest extent provided in the Credit Agreement, and the Company acknowledges and agrees thereto.

         SECTION 3.9. Indirect Recoveries, Etc. (a) Each DF Participant acknowledges and agrees that should such DF Participant collect or receive, directly or indirectly, any payment of any kind or character, whether in cash or property, in respect of any Participation (and whether by way of payment of principal or interest, redemption, purchase, other acquisition, distribution, guarantee, grant of a security interest, realization of security or the proceeds thereof, set-off, exercise of contractual or statutory rights or otherwise), prior to the time when such DF Participant is entitled to such payments under the terms of this Agreement, such DF Participant will forthwith deliver the same to the Administrative Agent for the benefit of the Participating Banks as appropriate in precisely the form received (except for the endorsement or the assignment of or by such DF Participant where necessary) for application to payment of the Bank Debt as provided and with the priorities set forth herein and, until so delivered, the same shall be held in trust by such DF Participant as the property of the Participating Banks.

         (b) Each Participating Bank agrees that if it should receive payment of any amount to which the DF Participants rather than it were entitled pursuant hereto, such Participating Bank will promptly return such payment to the Administrative Agent for re-application to the DF Participants as provided herein.

         SECTION 3.10. Bankruptcy, Etc. Each DF Participant agrees that the provisions of this Article 3 shall apply mutatis mutandis to any notes or other property received by the Participating Banks in replacement or satisfaction of the Notes in any bankruptcy, involvency or liquidation proceedings relating to the Company.

                                    ARTICLE 4

                           AS AMONG THE PARTIES HERETO

         SECTION 4.1. Non-reliance. (a) Each DF Participant represents and warrants to each Lender Party that he has, independently and without reliance on any Lender Party, and based upon such documents and information as he has deemed appropriate, made his own analysis and decision to enter into this Agreement, and that in connection with that decision neither any Lender Party nor any of its affiliates has made (and has no responsibility with respect to), and such DF Participant is not relying upon and in the future will not rely upon, any representation or warranty, express or implied, or other duty of disclosure by any Lender Party or any of its affiliates as to any matters relating to the Company. Each DF Participant confirms that he has obtained directly from the Company such documents as he has deemed necessary to review in order to purchase the Participations hereunder, and is not relying upon the Administrative Agent or any Participating Bank to have furnished him copies of the Financing Documents or any other document. Each DF Participant further acknowledges and agrees that each Lender Party or its affiliates may have confidential or material non-public adverse information, or adverse information that it or they reasonably believe is confidential or material and non-public, concerning the Company ("Confidential Information"), as a result of such Lender Party or its affiliate having credit exposure to the Company or its Subsidiaries or otherwise, and that neither such Lender Party nor any of its affiliates has any obligation to have disclosed such Confidential Information, if any, to any DF Participant.

         (b) Without limiting the generality of Section 4.01(a), each DF Participant acknowledges and agrees that no Lender Party makes any representation or warranty in connection with, and shall have no responsibility with respect to, the past, present or future solvency, financial condition or statements of the Company or any of its Subsidiaries, or the validity and enforceability of the obligations of the Company and its Subsidiaries in respect of the Credit Agreement and the other Financing Documents or the adequacy, genuineness, validity, perfection or priority of any Collateral or any security interests granted under the Financing Documents, and he will continue to be responsible for making his own independent analysis of such matters.

         SECTION 4.2. No Duties. (a) Each DF Participant confirms that he has made his own arrangements directly with the Company for obtaining in the future information relating to the Company and the Loans, including copies of any reports or other documents described in Section 5.01 of the Credit Agreement and copies of any Notices of Committed Borrowing and any other notices given to or by the Company by or to, as the case may be, the Administrative Agent or any Bank or to or by the Administrative Agent by or to, as the case may be, the

Company or any Bank. Each DF Participant acknowledges and agrees that from the date of this Agreement no Lender Party or any of its affiliates shall, except as explicitly provided herein, have any obligation or duty to convey to or share with such DF Participant (i) any such information or copies, (ii) any Confidential Information that such Lender Party or any of its affiliates may from time to time have or (iii) any other information or financial or legal advice that they may receive from or concerning the Company and its business and affairs, nor shall any DF Participant be entitled to notice of, to participate in or be advised as to the outcome of, any meetings, conference calls or other communications among the Lender Parties (whether or not the Company and its legal and financial advisers participate in any portion thereof and whether or not the DF Participants, pursuant to Article 5, have any right to vote in respect of any matter discussed therein, provided that if in respect of any matter being voted upon by the Banks the DF Participants, pursuant to Article 5, have the right to participate in such vote, the Administrative Agent shall advise the DF Participants of the results of such vote). Neither the execution and delivery of this Agreement nor the purchase of any Participations hereunder shall impose any fiduciary or other similar duty on the Administrative Agent or any Participating Bank in relation to any DF Participant, or any other duty other than as explicitly provided herein.

         (b) Each DF Participant agrees that, except as explicitly provided in
Article 5, neither the Administrative Agent nor any Participating Bank shall have any duty of any kind whatsoever to any DF Participant with respect to the Collateral or any portion thereof or the Subsidiary Guaranty Agreement or any action or failure to act with respect thereto and each DF Participant hereby waives, to the fullest extent it may do so under applicable law, any duty that the Administrative Agent or any Participating Bank might otherwise have to any DF Participant with respect to the Collateral or any portion thereof or the Subsidiary Guaranty Agreement, or any action or failure to act with respect thereto, whether arising by law, in equity, by contract or otherwise, or any right it may now have or hereafter acquire, against the Administrative Agent or any Participating Bank with respect to the Collateral or any portion thereof or the Subsidiary Guaranty Agreement or any action or failure to act with respect thereto, whether arising by law, in equity, by contract or otherwise. Each DF Participant agrees that the holders of the Bank Debt have sole discretion with respect to the determination to, the timing and the manner of any release or other disposition of Collateral or enforcement of the Subsidiary Guaranty Agreement and the application of the proceeds of any such release or disposition or enforcement, and that no DF Participant shall have the right to vote or take any other action with respect to the Collateral or any portion thereof or the Subsidiary Guaranty Agreement except as explicitly provided in Article 5.

         SECTION 4.3. Nature of Arrangements. Each DF Participant acknowledges that his purchase of Participations is the purchase of an interest in a commercial debt in order to assist the Company in meeting its immediate working capital needs, and is being made at his request and suggestion based upon the request of the Company to the Participating Banks. Each DF Participant further acknowledges that, notwithstanding the form of certain representations made by him in Article 6, this Agreement and the Participations hereunder are not intended to constitute a security for purposes of any applicable securities law.

         SECTION 4.4. Certain Actions. (a) Each DF Participant agrees and consents that except as explicitly provided in Article 5 and Section 2.08, without notice to or assent by any DF Participant the Participating Banks, in their sole and absolute discretion and without any duty or responsibility to the DF Participants (notwithstanding their junior priority with respect to certain payments):

                  (i) may agree that the obligations and liabilities of the Company or any Subsidiary party to the Credit Agreement or any other Financing Documents, or the rights of the Lender Parties, from time to time, in whole or in part, shall be renewed, extended, modified, amended, restated, accelerated, compromised, supplemented, terminated, sold, exchanged, waived or released (and in particular may determine whether the conditions precedent to their obligations to make New Revolving Loans or any other Revolving Loans have been met or should be waived or agree to change the rate of or date for payment of any interest or Facility Fees or agree to extend or otherwise modify Waiver No. 5);

                  (ii) may (or direct or allow the Administrative Agent or Collateral Agent to) exchange, release or surrender any Collateral to the Company or any other Person, waive, release or subordinate any security interest, obtain a guaranty of any person or a security interest in or mortgage or other encumbrance on any additional property as collateral for any obligations of the Company, in each case as they in their sole discretion may elect;

                  (iii) may apply amounts paid by the Company or any other Person or otherwise realized to such portion of the Bank Debt as they elect;

                  (iv) may (or direct or allow the Administrative Agent or the Collateral Agent to) exercise or refrain from exercising any right, remedy or power granted by or in connection with the Credit Agreement, any other Financing Documents or any other agreements relating thereto;

                  (v) may (or direct or allow the Administrative Agent or the Collateral Agent to) surrender or release, from time to time, in whole or in part, any balance or balances of funds with the Administrative Agent, the Collateral Agent or any Participating Bank at any time standing to the credit of the Company; and

                  (vi) may (or direct or allow the Administrative Agent or the Collateral Agent to), from time to time, take or not take any other action whatsoever in respect of the Loans and the Credit Agreement and other Financing Documents; all without impairing, abridging, diminishing, releasing or affecting the obligations of the DF Participants, or the rights and priorities of the Participating Banks and the Administrative Agent, hereunder.

         (b) Each DF Participant acknowledges and agrees that nothing contained herein shall impair the rights of any Participating Bank in connection with exercising any right of set-off or counterclaim as set forth in the proviso in
Section 9.04 of the Credit Agreement.

         SECTION 4.5. Assignment Upon Bank Payout. Each Participating Bank agrees that at any time after the date on which Bank Payout has occurred it will, upon request of the DF Participants (which, if made to any Participating Bank, must be made concurrently to all Participating Banks), assign to the DF Participants, severally in proportion to their Percentage Shares, all of its rights and obligations under the Credit Agreement and its Notes pursuant to
Section 9.06(c) of the Credit Agreement and duly executed Assignment and Assumption Agreements, provided that (i) upon the effectiveness of any such assignment, neither any Assignor nor any Assignee shall, any provision of the Credit Agreement to the contrary notwithstanding, have any obligation to make further Loans to the Company and (ii) it is understood and agreed that (a) no payment shall be due from any Assignee to any Assignor in connection with such assignments, (b) the DF Participants may be such Assignees notwithstanding that they are not banks or other institutions and (c) as provided in Section 11(b) of Waiver No. 5, the consent of neither the Company nor the Administrative Agent shall be required for any such assignment. The Company consents to the provisions of this Section 4.05.

         SECTION 4.6. Participating Bank Assignments, Etc. (a Each Participating Bank agrees that it will not assign all or any portion of its Revolving Credit Commitment or its rights under this Agreement and its Notes pursuant to Section 9.06(c) of the Credit Agreement unless the Assignee has in connection therewith, pursuant to an amendment or supplement to the related Assignment and Assumption Agreement satisfactory as to form and substance to the Administrative Agent, agreed to become a Participating Bank and a party to this Agreement in respect to the amount and rights assigned. Each DF Participant agrees that any such Assignee shall be a Participating Bank with the rights and obligations of a Participating Bank hereunder in respect to the amount and right assigned. The Administrative Agent shall promptly notify each DF Participant of any such assignment, attaching thereto a copy of the instrument pursuant to which such Assignee becomes a Participating Bank.

         (b) Each Participating Bank represents and warrants to the DF Participants that this Agreement is its valid and binding obligation and that it owns its Loans and rights under the Credit Agreement free of any Liens and will not in the future create any such Lien.

         SECTION 4.7. Administrative Agent. (a) Each DF Participant and each Participating Bank irrevocably appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers hereunder as are delegated to the Administrative Agent by the terms hereof, together with all such powers as are reasonably incidental thereto.

         (b) The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement (and in particular the provisions of Article 7 thereof shall inure to the benefit of the Administrative Agent in respect of this Agreement). Without limiting the generality of the foregoing, each DF Participant and each Participating Bank acknowledges and agrees that (a) the obligations of the Administrative Agent hereunder are intended to be only ministerial in nature and are only those expressly set forth herein and (b) the Administrative Agent shall not be obligated to exercise any discretion under this Agreement and there shall be no implied covenants, duties or other obligations applicable to it read into this Agreement. All calculations and distributions made by the Administrative Agent pursuant to this Agreement shall be final (except in the case of manifest error) and the Administrative Agent shall have no duty to inquire as to the application by any party hereto of any such distribution received by it.

                                   ARTICLE 5

                                  VOTING, ETC.

         SECTION 5.1. Voting Matters. (a) Except as expressly set forth in this
Article 5, no DF Participant shall, directly or indirectly, acquire (and each DF Participant hereby waives) any right to vote on account of or in respect of any Participation purchased pursuant to this Agreement in connection with or regard to any matters whatsoever arising under or otherwise relating to the Credit

Agreement and the other Financing Documents and the Collateral, nor will he have any right to proceed or deal directly with or against the Company or any Subsidiary Guarantor with respect thereto or to set off any amounts owing to him by the Company or any Subsidiary Guarantor on account of his Participated Amount against any amount owing by him to the Borrower or any Subsidiary Guarantor, provided that the foregoing provisions shall not apply on or after the date, if ever, on which any assignments requested pursuant to Section 4.05 are effective.

         SECTION 5.2. Maximum Amount; Extension of Waiver Expiry Date. Each Participating Bank agrees that without the consent of each DF Participant it will not agree to any amendment to the Credit Agreement that would result in Loans being made and outstanding, or otherwise available, thereunder in a principal amount greater than $325,000,000. Each Participating Bank further agrees that it will not agree to an extension of the Waiver Expiry Time for a period or periods aggregating more than 120 days after February 28, 2001 without the prior consent of the Majority DF Participants.

         SECTION 5.3. Principal Amount. Each Participating Bank agrees that without the consent of each DF Participant it will not agree to any amendment to the Financing Documents that would reduce the principal amount of any Loan, provided that if an Event of Default described in clause (e) or (f) of Section
6.01 of the Credit Agreement has occurred and is continuing:

                  (a) unless the following clause (b) is applicable, the Participating Banks may agree to a reduction in the principal amount of the Loans if, but only if, effective provision is made whereby the Participated Amounts, notwithstanding the otherwise applicable priorities in Article 3, bear only a proportionate share of such reduction; and

                  (b) at any time that the Aggregate Participated Amount exceeds 20% of the outstanding Loans, any Participating Bank may vote in favor of any plan of reorganization the terms of which provide for a reduction in the principal amount of the Loans but in connection therewith each Participating Bank shall, as provided in Section 11(h) of Waiver No. 5 and if so instructed by any DF Participant, vote against such plan such portion, if any, of its Loans attributable to such DF Participant's Participations therein.

         SECTION 5.4. Unrestricted Voting. On and after the time at which the Aggregate Participated Amount exceeds 50% of the aggregate outstanding Loans, each Participant Bank shall, as provided in Section 11(h) of Waiver No.

5, vote each portion, if any, of its Loans attributable to the Participations of any DF Participant so as to reflect the instructions of such DF Participant.

         SECTION 5.5. Collateral Proceeds. (a) The Participating Banks and the Collateral Agent agree that without the consent of the Majority DF Participants they will not consent to any release of the Collateral other than in connection with an Asset Sale the Net Proceeds of which are to be received by the Collateral Agent for application to the Secured Obligations of the Banks and the Agents and otherwise in accordance with Section 5.05(b).

         (b) As set forth in Section 3.06, the Company has granted the DF Participants a security interest in the assets comprising the Collateral, including all proceeds thereof (junior to the Secured Obligations of the Banks and the Agents), to secure its obligations to the DF Participants under the DF Participant Compensation Letter. The Participating Banks and the Collateral Agent agree that if at any time the Collateral Agent receives proceeds of Collateral or otherwise has any cash in the Collateral Accounts and, after application thereof all of the Secured Obligations have been paid in full (or provided for pursuant to subsection (b) of Section 14 of the Security Agreement), any surplus proceeds then remaining shall continue to be subject to the lien of the DF Participants and shall be paid first to the DF Participants, rather than to any Lien Grantor, in such an aggregate amount as they have notified the Collateral Agent represents the amounts owed or potentially owing to them under the DF Participant Compensation Letter or, if the Collateral Agent has received no such notice, in the entire amount of such surplus.

         (c) The Company, on behalf of itself and each other Lien Grantor, consents and agrees to the foregoing.


                                    ARTICLE 6

              REPRESENTATIONS AND WARRANTIES OF THE DF PARTICIPANTS

         Each DF Participant represents and warrants to the Participating Banks and the Administrative Agent as follows:

         SECTION 6.1. Purchase for Investment. Such DF Participant will acquire Participations hereunder for investment for his own account and not as agent or nominee and not with a view to the distribution or resale thereof.

         SECTION 6.2. This Agreement, Etc. This Agreement constitutes the valid and binding obligation of such DF Participant and the funds deposited by him in the DF Escrow Account are funds which he may properly apply for the purposes set forth herein.

         SECTION 6.3. Suitability of Investment. Such DF Participant has carefully considered and has, to the extent he believes such discussion necessary, discussed with his legal, tax and financial advisers the suitability of his acquisition of the Participations contemplated hereby for his particular tax and financial situation. Such DF Participant is capable of evaluating and has evaluated carefully the merits and risks of purchasing the Participations and is able to bear the economic risk of an investment therein. Such DF Participant recognizes that neither any Participating Bank nor the Administrative Agent is responsible for any losses or adverse tax consequences resulting from his acquisition of Participations, and the DF Participant represents that he is not relying on either any Participating Bank or the Administrative Agent for investment or tax advice relating to such acquisition.

         SECTION 6.4. Familiarity with the Company. Such DF Participant has the knowledge, sophistication and experience in financial and business matters necessary to comprehend the information furnished to him by the Company and to evaluate the merits and risks of his acquiring Participations hereunder.

         SECTION 6.5. Withholding Taxes. Such DF Participant is entitled to receive any payments hereunder without the withholding of any tax and on or before the first date upon which any payment is made to him hereunder will furnish to the Administrative Agent the applicable Internal Revenue Service form in evidence and confirmation thereof.


                                    ARTICLE 7

                                  MISCELLANEOUS

         SECTION 7.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party or the DF Escrow Agent: (v) in the case of the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (w) in the case of any Participating Bank, at its address or facsimile number specified pursuant to
Section 9.01 of the Credit Agreement, (x) in the case of the DF Escrow Agent at Wells Fargo Bank Minnesota, National Association, Corporate Trust Services, N9303-120, Sixth and Marquette, Minneapolis, Minnesota 55479 or facsimile

(612) 667-9825 or telephone number (612) 667-8687, in any case Attention: Marco
X. Morales, (y) in the case of any DF Participant, to his address set forth on the signature pages hereof, with a copy to Harriet Orol, Esq., Dechert, 30 Rockefeller Plaza, New York, New York 10112 or facsimile (212) 698-3599, or (z) in the case of any party, at such other address or facsimile number (or, in the case of the DF Escrow Agent, such other telephone number) as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

         SECTION 7.2. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 7.3. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

         SECTION 7.4. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN

BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION
7.01. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 7.5. Counterparts; Effectiveness. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective on the date when the Administrative Agent shall have received:

         (a) from each DF Participant, each Participating Bank and, as contemplated on at the foot hereof, the Company, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (b) evidence satisfactory to it that the DF Escrow Agent has received an aggregate of $17,500,000 from the DF Participants and deposited such funds in the DF Escrow Account; and

         (c) confirmation from Dechert, counsel for the DF Participants (each of which hereby confirms and agrees that any such confirmation shall be conclusive and binding upon him) that the DF Participants have received such documents, certificates and opinions of counsel to the Company and comparable closing documentation as they have reasonably requested from the Company in connection herewith.

         SECTION 7.6. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         SECTION 7.7. Entire Agreement. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

         SECTION 7.8. Amendment and Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Administrative Agent, the Majority DF Participants and the Majority Participating Banks, provided that no such amendment or waiver shall, unless signed by all DF Participants and all Participating Banks (i) increase or decrease the amount of any DF Participant's or Participating Bank's commitment with respect to funding of New Revolving Loans or otherwise subject it to any additional obligation, (ii) alter the priorities of payment set forth in Article 3, (iii) adversely affect the voting rights of any DF Participant pursuant to
Article 5, (iv) change the percentage of the aggregate DF Participant Exposures or the Credit Exposures of the Participating Banks, or the number of DF Participants or Participating Banks, which shall be required for the DF Participants or any of them or the Participating Banks or any of them, as the case may be, to take any action under this Section 7.08 or (v) change any of the provisions of this Section 7.08 or Section 7.13.

         SECTION 7.9. No Third Party Beneficiaries. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

         SECTION 7.10. Binding Effect. The covenants of the DF Participants contained herein shall be binding upon them and upon their respective heirs, legal representatives, successors and permitted assigns. No DF Participant shall assign any of its obligations under Article 2. Each DF Participant agrees that it will not assign, pledge or otherwise transfer, for security purposes or otherwise, any interest in the Participations held by it unless the Administrative Agent shall have given its prior consent to such transfer (such consent not to be unreasonably withheld, it being understood and agreed that the Administrative Agent reserves the right to withhold consent to any assignment that is not of all of a DF Participant's interest in the Participations held by
it) or for estate planning purposes (it being understood and agreed that a transfer of such interests may also occur by operation of law upon the death or incapacity of a DF Participant, and that such transfers are not a violation of this Agreement), provided that if any DF Participant makes such an assignment without the prior consent of the Administrative Agent (other than by operation of law) (a) the Administrative Agent and the Participating Banks shall continue to deal solely and directly with such DF Participant in connection with such DF Participant's rights and obligations under this Agreement, including making payments to the account of such DF Participant with respect to its Participations, regardless of any notice or other demand to the contrary from such DF Participant, the assignee or any other Person, (b) the documentation relating to any such assignment shall provide that the DF Participant shall retain the sole right and responsibility to exercise or enforce his rights under this Agreement, including any voting rights pursuant to

Article 5, and that the assignee acknowledges and agrees to the requirements of the preceding clause (i), (c) such DF Participant shall remain responsible for the performance of its obligations hereunder and (d) such DF Participant agrees to indemnify each Lender Party and hold it harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including reasonable fees and disbursements of counsel, which are incurred by such Lender Party in connection with or otherwise arising out of such assignment (except that no Lender Party shall have the right to be indemnified for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction). Any Participating Bank may sell additional participations in, or assign or otherwise transfer interests in, its Revolving Credit Commitment and its Loans to other Persons without notice to or the consent of any DF Participant, but any transfer other than a participation must be an assignment pursuant to Section 9.06(c) of the Credit Agreement that is also in compliance with Section 4.06. Any Assignee of a Participating Bank that becomes a party hereto as contemplated by Section 4.06 shall as to its Loans be entitled to the priorities of payment and other provisions of this Agreement, including Article 3.

         SECTION 7.11. No Partnership. Nothing contained in this Agreement, and no action taken by the holders of Bank Debt (or any of them) pursuant hereto, is intended to constitute or shall be deemed to constitute the holders of Bank Debt a partnership, association, joint venture or other entity.

         SECTION 7.12. Shareholder Capacity. Each DF Participant signs this Agreement solely in his capacity as a shareholder of the Company.

         SECTION 7.13. Termination; Certain Notices. (a This Agreement shall terminate upon the earliest to occur of (i) the Participation Termination Date occurring on a date when no New Revolving Loans are outstanding, (ii) the date any assignments requested pursuant to Section 4.05 become effective and (iii) the date that the parties hereto agree to a termination of this Agreement, provided that the provisions of Sections 2.07 and 3.09 and Article 4, as well as of Article 3 as to any entitlement to interest, Facility Fees or other payments that has accrued prior to such termination, shall survive any termination of this Agreement.

         (b) If the Participation Termination Date occurs or this Agreement terminates pursuant to Section 7.13(a), then in each instance the Administrative Agent shall promptly notify the DF Participants and, unless it has received notice from the DF Escrow Agent that the Termination Date under the DF Escrow Agreement has occurred, the DF Escrow Agent of the occurrence of such event.

         SECTION 7.14. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL

BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties have executed or have caused this Agreement to be executed and delivered as of the date first above written.


                                            DF PARTICIPANTS:


                                             Tristram C. Colket, Jr.

                                             __________________________________

                                             George Strawbridge, Jr.

                                             __________________________________

                                             Diana Wister

                                             __________________________________

                                             Bennett Dorrance

                                             __________________________________

                                             Mary Alice Malone

                                             __________________________________

                                             Charlotte Weber

                                             __________________________________

                                             Dorrance H. Hamilton

                                             __________________________________

                                             Hope H. van Beuren

                                             __________________________________

                                             John A. van Beuren

                                             __________________________________

         PARTICIPATING BANKS:


                                           MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK

                                            By:________________________________
                                              Name:
                                              Title:


                                           THE CHASE MANHATTAN BANK


                                            By:________________________________
                                              Name:
                                              Title:


                                           BANK OF AMERICA NT&SA


                                            By:________________________________
                                              Name:
                                              Title:


                                             BANK OF MONTREAL


                                            By:________________________________
                                              Name:
                                              Title:


                                           BARCLAYS BANK PLC


                                            By:________________________________
                                              Name:
                                              Title:

                                           BANKERS TRUST COMPANY


                                            By:________________________________
                                              Name:
                                              Title:


                                           DEUTSCHE BANK AG NEW YORK and/or
                                              CAYMAN ISLANDS BRANCHES

                                            By:________________________________
                                              Name:
                                              Title:

                                            By:________________________________
                                              Name:
                                              Title:


                                           BANK ONE, NA (Main office, Chicago)

                                            By:________________________________
                                              Name:
                                              Title:


                                           FLEET NATIONAL BANK


                                            By:________________________________
                                              Name:
                                              Title:


                                           MELLON BANK, N.A.


                                            By:________________________________
                                              Name:
                                              Title:

                                           PNC BANK, NATIONAL ASSOCIATION


                                            By:________________________________
                                              Name:
                                              Title:


                                           WACHOVIA BANK, N.A.


                                            By:________________________________
                                              Name:
                                              Title:


                                           PAM CAPITAL FUNDING LP


                                            By:________________________________
                                              Name:
                                              Title:


                                           ML CBO IV (CAYMAN), LTD


                                            By:________________________________
                                              Name:
                                              Title:


                                           THE BANK OF NOVA SCOTIA


                                            By:________________________________
                                             Name:
                                             Title:




                                           FIRST UNION NATIONAL BANK

                                            By:________________________________
                                              Name:
                                              Title:


                                           SUNTRUST BANK


                                            By:________________________________
                                              Name:
                                              Title:



                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                              NEW YORK BRANCH


                                            By:________________________________
                                              Name:
                                              Title:


                                            By:________________________________
                                              Name:
                                              Title:


                                           BANCA NAZIONALE DEL LAVORO
                                              S.p.A.-NEW YORK BRANCH


                                            By:________________________________
                                              Name:
                                              Title:


                                            By:________________________________
                                              Name:
                                              Title:

                                           ADMINISTRATIVE AGENT:

                                              MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK., as
                                              Administrative Agent


                                            By:________________________________
                                              Name:
                                              Title:

                                           Address for Notices:

                                           Morgan Guaranty Trust Company
                                             of New York, as Administrative
                                             Agent
                                           c/o JP Morgan Services Inc.
                                           500 Stanton Christiana Road
                                           Newark, Delaware 19713
                                           Fax: (302) 634-4300
                                           Attention: Mark Connor - 3/OPS2
                                           Re: Vlasic Foods International Inc.

                                           with a copy to:

                                           Morgan Guaranty Trust Company
                                             of New York, as Administrative
                                             Agent
                                           60 Wall Street
                                           New York, New York 10260-0060
                                           Fax: (212) 648-5005
                                           Attention: Houston A. Stebbins
                                           Re: Vlasic Foods International Inc.


Acknowledged and Agreed,
solely for the purposes of the references to the Company in Sections 2.02(b), 2.04, 2.08,
3.08, 4.05 and 5.05.

VLASIC FOODS INTERNATIONAL INC.


By:__________________________________
   Name:
   Title: